EXHIBIT 99.1


                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of Insightful Corporation for the quarter ended June 30, 2002, the undersigned, Shawn F. Javid, President and Chief Executive Officer of Insightful Corporation, and Sarwat H. Ramadan, Vice President, Treasurer, Secretary and Chief Financial Officer of Insightful Corporation, do each hereby certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.




Date:  August 12, 2002                 By:     /s/    Shawn F. Javid
     -----------------                    --------------------------------------
                                                      Shawn F. Javid
                                          President and Chief Executive Officer


Date:  August 12, 2002                 By:     /s/  SARWAT H. RAMADAN
     -----------------                    --------------------------------------
                                                    Sarwat H. Ramadan
                                        Vice President, Chief Financial Officer,
                                                  Treasurer and Secretary